UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 27, 2010

THE FIRST AMERICAN CORPORATION

(Exact Name of the Registrant as Specified in Charter)

California	001-13585	95-1068610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 First American Way, Santa Ana, California	92707-5913
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (714) 250-3000

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On April 27, 2010, the Board of Directors of The First American Corporation (the “Company”) approved an amendment to the Bylaws of CoreLogic, Inc. (“CoreLogic”), the new Delaware corporation that will be the successor to the Company if the Company’s shareholders approve the Company’s reincorporating under the laws of the State of Delaware, as set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission and mailed to shareholders on April 13, 2010. The amendment to Section 9.1 of the Bylaws below would be effective immediately following the adoption of the Bylaws in connection with the reincorporation, and clarifies that the majority voting provision of the Bylaws may not be amended or repealed without stockholder approval.

Prior to the amendment, the first sentence of Section 9.1 of CoreLogic’s Bylaws reads as follows:

“In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, amend or repeal these Bylaws.”

As amended, the first sentence of Section 9.1 of the Bylaws will read as follows:

“In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, amend or repeal these Bylaws, except that the portion of the second sentence of Section 3.2 providing that directors shall be elected by the vote of the majority of the votes cast at the stockholders’ annual meeting with respect to the director nominee may only be amended or repealed by the affirmative vote or written consent of the holders of at least a majority in voting power of the issued and outstanding stock entitled to vote.”

The relevant portion of the Bylaws, as amended by the Board, is shown in its entirety on Exhibit 99.1 hereto, with deletions indicated by strike-outs and additions indicated by underlining.

The information in this current report, including the exhibit hereto, is being “furnished” in accordance with General Instruction B.2 of Form 8-K. As such, this information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act and is not incorporated by reference into any filings with the SEC unless it shall be explicitly so incorporated in such filings.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Amendment to CoreLogic, Inc. Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST AMERICAN CORPORATION

Date: April 27, 2010	By:	/s/ Kenneth D. DeGiorgio
	Name:	Kenneth D. DeGiorgio
	Title:	Senior Vice President and General Counsel

3